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                                                                    EXHIBIT 23.1

                            [OPPENHEIMER LETTERHEAD]


        We hereby consent to the reference to Oppenheimer & Co., Inc. under the caption Distribution and elsewhere in the Information Statement filed as Exhibit 99 to the Form 10 Registration Statement of WHG Resorts & Casinos Inc.


                                                   OPPENHEIMER & CO., INC.


Dated:  April 1, 1997








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